As filed with the Securities and Exchange Commission on June 29, 2009
                                              File Nos. 333-137775 and 811-21958


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 3
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5
                        (Check appropriate box or boxes)


                              DGHM INVESTMENT TRUST
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

             565 Fifth Avenue, Suite 2101, New York, New York 10017
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (800) 653-2839
              (Registrant's Telephone Number, including Area Code)

  The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
                                 John H. Lively
                           Husch Blackwell Sanders LLP
                          4801 Main Street, Suite 1000
                              Kansas City, MO 64112
                   P.O. Box 219777 Kansas City, MO 64121-6777


Approximate Date of Proposed Public Offering:

As soon as practicable after the Effective Date of this Registration Statement


It is proposed that this filing will become effective: (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on ________(date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ________ (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2) or
[ ] on ________ (date) pursuant to paragraph (a)(2) of Rule 485.

Class A Shares - CUSIP Number 25239T106, NASDAQ Symbol DGHMX
Class C Shares - CUSIP Number 25239T205, NASDAQ Symbol DGACX


Prospectus
                                                                   June 29, 2009
--------------------------------------------------------------------------------

                             DGHM ALL-CAP VALUE FUND

                                 A series of the
                              DGHM Investment Trust

                                 CLASS A SHARES
                                 CLASS C SHARES
--------------------------------------------------------------------------------




This Prospectus includes information about the DGHM All-Cap Value Fund ("Fund"), a series of the DGHM Investment Trust ("Trust"), that you should know before investing. You should read this Prospectus carefully before you invest or send money and keep it for future reference. If you have any questions or for Shareholder Services, please call 1-800-653-2839.


                               Investment Advisor

                   Dalton, Greiner, Hartman, Maher & Co., LLC
                          565 Fifth Avenue, Suite 2101
                            New York, New York 10017




--------------------------------------------------------------------------------
 These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

                                                              Page

THE FUND........................................................2
--------
   INVESTMENT OBJECTIVE.........................................2
   --------------------
   PRINCIPAL INVESTMENT STRATEGY................................2
   -----------------------------
   PRINCIPAL RISKS OF INVESTING IN THE FUND.....................3
   ----------------------------------------
   PERFORMANCE INFORMATION......................................5
   -----------------------
   FEES AND EXPENSES OF THE FUND................................7
   -----------------------------

ADDITIONAL INVESTMENT INFORMATION...............................8
---------------------------------
   OTHER INVESTMENTS AND TEMPORARY DEFENSIVE POSITIONS..........8
   ---------------------------------------------------
   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT OBJECTIVE AND STRATEGY.....................9
   ----------------------------------------
   DISCLOSURE OF PORTFOLIO HOLDINGS.............................9
   --------------------------------

MANAGEMENT OF THE FUND..........................................9
----------------------
   INVESTMENT ADVISOR...........................................9
   ------------------
   PORTFOLIO MANAGEMENT.........................................9
   --------------------
   BOARD OF TRUSTEES...........................................11
   -----------------
   ADMINISTRATOR...............................................11
   -------------
   TRANSFER AGENT..............................................11
   --------------
   DISTRIBUTOR.................................................11
   -----------

INVESTING IN THE FUND..........................................12
---------------------
   PURCHASE OPTIONS............................................12
   ----------------
   PURCHASE AND REDEMPTION PRICE...............................16
   -----------------------------
   PURCHASING SHARES...........................................17
   -----------------
   REDEEMING  SHARES...........................................18
   -----------------
   PURCHASING OR REDEEMING SHARES
   -------------------------------
   THROUGH A FINANCIAL INTERMEDIARY............................21
   --------------------------------
   FREQUENT PURCHASES AND REDEMPTIONS..........................21
   ----------------------------------

OTHER IMPORTANT INVESTMENT INFORMATION.........................23
--------------------------------------
   DIVIDENDS, DISTRIBUTIONS, AND TAXES.........................23
   -----------------------------------
   FINANCIAL HIGHLIGHTS........................................23
   --------------------
   ADDITIONAL INFORMATION......................................27
   ----------------------

THE FUND

      INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

      PRINCIPAL INVESTMENT STRATEGY

To achieve its investment objective, the Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies that Dalton, Greiner, Hartman, Maher & Co., LLC, the Fund's investment advisor ("Advisor"), believes are undervalued. The companies may be of any market capitalization and may be unseasoned or established companies. As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of the value of its net assets are invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various issuers. This investment policy may be changed without shareholder approval upon 60-days' prior notice to Fund shareholders.

In identifying securities to be held by the Fund, the Advisor uses the following methods:

>> The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor's assessment of their potential value. The Advisor focuses on the cash flows historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the Fund may purchase. The Advisor may weigh other factors against a company's valuation in deciding which companies may appear attractive for investment. These factors may include the following:

o     quality of the business franchise,
o     competitive advantage,
o     economic or market conditions,
o     deployment of capital, and
o     reputation, experience, and competence of the company's management.

>> The Advisor believes that equity securities purchased at prices below their potential value not only protect capital, but offer significant price appreciation once the market recognizes the particular security's potential value.

>> Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the Fund to hold the security in its portfolio of investments.

>> In pursuit of its investment objective, the Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc.

In implementing the investment strategy of the Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data. The Advisor does not attempt to make macroeconomic calls (i.e., predict economic growth, interest rates, currency levels, commodity prices etc.). Additionally, the Advisor does not predict the direction of the stock market.

The Fund may also purchase exchange-traded funds (ETFs) in accordance with applicable requirements of the Investment Company Act of 1940, as amended ("1940 Act"). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, if the Fund were to become a shareholder in an ETF, the Fund would be required to pay its proportionate share of the expenses of the ETF.

      PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. Generally, the Fund will be subject to the following additional risks:

Market Risk: Market risk refers to the risk that the value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, general equity market conditions, and other factors and conditions beyond the Advisor's control. In a declining stock market, stock prices for all companies (including those in the Fund's portfolio) may decline, regardless of their long-term prospects. Increases or decreases in value of stocks are generally greater than for bonds and other investments.

o Small-Cap and Mid-Cap Securities. Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies' shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

o Large-Cap Securities. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Management Style Risk: Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest more heavily will vary.

Issuer Risk: The value of any of the Fund's portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

ETF Risks: An investment in an ETF generally presents the same primary risks as an investment in a conventional registered fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund's expenses. ETFs are also subject to the following risks that often do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to the ETF's net asset value; as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund's net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or "circuit breakers" (which are tied to large decreases in stock prices) used by the exchange may temporarily halt trading in the ETF's stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations, including conditions imposed by Securities and Exchange Commission ("SEC") rules on the amount of ETF shares that the Fund may acquire.

Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the "Financial Highlights" section of this Prospectus for the Fund's portfolio turnover rates for prior periods.

      PERFORMANCE INFORMATION

Performance Information - The bar chart and performance table below show how the Fund's Class A Shares have performed in the past and gives some indication of the risks of investing in the Fund in comparing the Fund's performance with a broad measure of market performance. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Fund's Class A Shares have performed for its initial calendar year. The bar chart figures do not include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund's Class A Shares for the period ended December 31, 2008 to the Russell 3000(R) Value Index. Please keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

DGHM All-Cap Value Fund
Class A Shares
Total Return

2008    (22.36%)

[end bar chart]

During the period shown in the bar chart, Class A Shares' highest return for a calendar quarter was 3.90% (quarter ending June 30, 2008) and Class A Shares' lowest return for a calendar quarter was (19.52%) (quarter ending December 31, 2008). The year-to-date return as of the most recent calendar quarter was (12.85%) (quarter ended March 31, 2009).

                                     Average Annual Total Return
                               (for the periods ending December 31, 2008)
                               ------------------------------------------

                                           1 Year       Since
                                           ------       Inception*
                                                        ----------
Class A Shares
 Before Taxes                            (26.24%)       (19.93%)
 After Taxes on Distributions (1)        (26.29%)       (19.97%)
 After Taxes on Distributions
  and Sale of Fund Shares (1)            (17.06%)       (16.80%)
Class C Shares(2)                        (32.75%)       (24.56%)
--------------------------------------------------------------------------------
Russell 3000(R) Value Index
 (reflects no deduction for fees,
  expenses, or taxes) (3)                (36.25%)       (29.78%)

*     Inception Date is June 20, 2007
(1) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) These returns represent the performance of the Class A Shares, but they have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 1.00% deferred sales charge payable on redemptions of Class C Shares redeemed within one year of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Fund's Class C Shares. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
(3) The Russell 3000(R) Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

      FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)

                                                           Class A      Class C
                                                           Shares       Shares
                                                           -------      -------

Maximum Sales Charge (Load) Imposed On Purchase            5.00%(1)     None
   (as a percentage of offering price).............
Maximum Deferred Sales Charge (Load) (as a perce           None(2)     1.00%(3)
of amount purchased or redeemed, whichever is lower)
Redemption Fee..................................           None         None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

Management Fees.................................           0.75%         0.75%
Distribution and/or Service (12b-1) Fees........           0.25%         1.00%
Other Expenses(4)...............................           1.47%         1.47%
                                                           -----         -----
   Total Annual Fund Operating Expenses(5)......           2.47%         3.22%
   Fee Waivers and/or Expense Reimbursements(5)           (0.72%)       (0.72%)
                                                         -------       -------
   Net Expenses(5)..............................           1.75%         2.50%
                                                           =====         =====

(1) The initial sales charge on Class A Shares is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.

(2) A contingent deferred sales charge of 0.50% is imposed on Class A Shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

(3) A contingent deferred sales charge of 1.00% is imposed on Class C Shares redeemed within one year of purchase. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. Class C Shares automatically convert to Class A Shares after the seventh year.

(4) "Other Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended February 28, 2009 and include expenses incurred indirectly as a result of investments in other investment companies ("Acquired Fund Fees and Expenses"). For the fiscal year ended February 28, 2009, Acquired Fund Fees and Expenses were less than 0.01% of the Fund's average daily net assets for the fiscal year.

(5) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended February 28, 2009. Effective March 1, 2009, the Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable) to not more than 1.50% of the average daily net assets of the Fund through April 30, 2010. In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund after March 1, 2009. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the Fund during any of the previous three fiscal years (beginning March 1, 2009), less any reimbursement previously paid by the Fund to the Advisor with respect to such waivers, reductions and payments. See the "Management of the Fund - Portfolio Management - Expense Limitation Agreement" section for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other funds. The example assumes the following conditions:

      (1)  You invest $10,000 in the Fund for the periods shown;
      (2)  You reinvest all dividends and distributions;
      (3)  You redeem all of your shares at the end of those periods;
      (4)  You earn a 5% total return; and
      (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above. The contingent deferred sales charges as described above are not included in these calculations as they are applicable to shares held for less than one year. If those fees were included, your costs would be higher.


         Period Invested   1 Year   3 Years  5 Years  10 Years
          --------------------------------------------------
          --------------------------------------------------
          Class A Shares    $669   $1,166   $1,688  $3,114
          --------------------------------------------------
          --------------------------------------------------
          Class C Shares    $253    $925    $1,621  $3.473
          --------------------------------------------------


ADDITIONAL INVESTMENT INFORMATION

      OTHER INVESTMENTS AND TEMPORARY DEFENSIVE POSITIONS

While the Fund's primary focus is investment in equity securities, the Fund has flexibility to invest in other types of securities when the Advisor believes they offer more attractive opportunities or as a temporary defensive measure in response to adverse market, economic, political, or other conditions, or to meet liquidity, redemption, and short-term investing needs. The Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, bank certificates of deposit, bankers' acceptances, commercial paper, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. To the extent that the Fund invests in money market funds or other investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or similar type investments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. The Fund may also invest selectively in illiquid securities as deemed appropriate by the Advisor.

      ADDITIONAL INFORMATION ABOUT THE
      FUND'S INVESTMENT OBJECTIVE AND STRATEGY

Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

      DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund may, from time to time, make available portfolio holdings information at the following website, http://www.dghm.com/products_funds.asp, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. This information is generally posted to the website within ten days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. Additional description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

      INVESTMENT ADVISOR

The Fund's investment advisor is Dalton, Greiner, Hartman, Maher & Co., LLC, a Delaware limited liability company, whose address is 565 Fifth Avenue, Suite 2101, New York, New York 10017. The Advisor serves in this capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Fund.

The Advisor was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Advisor is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Advisor is employee owned. As of June 2009, the Advisor had approximately $891 million in assets under management.

      PORTFOLIO MANAGEMENT

The Advisor utilizes a management team approach with respect to the Fund and this management team is primarily responsible for the day-to-day management of the Fund. The management team is comprised of various professional investment personnel of the Advisor including four individuals that have the most significant responsibility for the day-to-day management of the Fund. These individuals are Timothy G. Dalton, Kenneth J. Greiner, Bruce H. Geller, and Jeffrey C. Baker. Mr. Dalton is the Advisor's Chairman and has served in this role since 1990. Mr. Dalton was the Advisor's Chief Investment Officer from 1990 to 2005. Mr. Greiner became the Vice Chairman in 2006 and served as the Advisor's Chief Executive Officer from 2001 to 2005. Mr. Greiner was also the
Advisor's President from 1990 to 2005. Mr. Geller is the Advisor's Chief Executive Officer and served as the Advisor's Co-President since 2005 and was the Advisor's Executive Vice President from 2000 to 2005. Mr. Baker has served as the Advisor's Executive Vice President since 2005 and became the Advisor's Chief Investment Officer in 2006. Mr. Baker was the Advisor's Senior Vice President from 2002 to 2005 and Vice President from 2000 to 2002. Mr. Baker also serves as a Trustee of the Trust and as the Trust's President and Principal Executive Officer. Each of the aforementioned individuals serves as a sector analyst and is responsible for stock selection within their defined sectors and each carries the Certified Financial Analyst (CFA) designation and has served as a portfolio manager of the Fund since the Fund's inception in 2007.

The Fund's SAI provides additional information about the portfolio managers' compensation, other assets managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75%. During the Fund's most recent fiscal year ended February 28, 2009, the Advisor waived a portion of the advisory fees for the Fund. Accordingly, the Advisor received investment advisory fees from the Fund at the annual rate of 0.03% of the Fund's average daily net assets during such fiscal year. A discussion regarding the Trustees' basis for approving the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended February 28, 2009. You may obtain a copy of this annual report, free of charge, upon request to the Fund.

Expense Limitation Agreement. Effective March 1, 2009, the Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales and, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable) to not more than 1.50% of the average daily net assets of the Fund through April 30, 2010. In determining the Fund's total operating expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund's total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any "acquired fund fees and expenses". In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund after March 1, 2009. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the Fund during any of the previous three fiscal years (beginning March 1, 2009), less any reimbursement previously paid by the Fund to the Advisor with respect to such waivers, reductions and payments. Amounts reimbursed may not cause the Fund to exceed its expense limit. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days' notice to the Trust as set forth in the Expense Limitation Agreement.

      BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on July 27, 2006. The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund's business affairs.

      ADMINISTRATOR

Commonwealth Shareholder Services, Inc. (the "Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with certain administrative and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide these services to the Fund.

      TRANSFER AGENT

Commonwealth Fund Services, Inc. (the "Transfer Agent") serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated later in this Prospectus under the caption "Investing in the Fund," the Transfer Agent handles your orders to purchase and redeem shares of the Fund and disburses dividends paid by the Fund.

      DISTRIBUTOR

First Dominion Capital Corp. (the "Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees"). The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares and 1.00% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. The 0.25% fee for the Class A Shares is a service fee. The 1.00% fee for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

      PURCHASE OPTIONS

The Fund offers two different classes of shares through this Prospectus. Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Fund. The following is a summary of each share class.

   Class A Shares

o     A front-end sales charge, as described below.
o A 0.50% contingent deferred sales charge on shares redeemed within one year of a purchase of $1 million or more.
o     Distribution and service plan (Rule 12b-1) fees of 0.25%.
o     $2,500 minimum investment ($2,500 for IRAs).
o     $500   minimum   additional   investments   ($100   for   those
      participating in an automatic investment plan).
o     No maximum purchase per transaction.
o     No conversion feature.

   Class C Shares

o     No front-end sales charge.
o A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
o     Distribution and service plan (Rule 12b-1) fees of 1.00%.
o     $2,500 minimum investment ($2,500 for IRAs).
o     $500   minimum   additional   investments   ($100   for   those
      participating in an automatic investment plan).
o     No maximum purchase per transaction.
o     Automatic conversion to Class A Shares seven years after purchase.

When you purchase shares of the Fund, you must choose a share class. If none is chosen, your investment will be made in the Class A Shares. Further information is available free of charge by calling the Fund at 1-800-653-2839.

CLASS A SHARES

Class A Shares are sold subject to a maximum sales charge of 5.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell Class A Shares of the Fund. The minimum initial investment is $2,500 ($2,500 for IRAs). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Sales Charges. The public offering price of Class A Shares of the Fund is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                                                Dealer
                                                                Discounts and
                                                Sales Charge    Brokerage
                                Sales Charge    As % of Net     Commissions
Amount of Transaction           As % of Public  Amount          As % of Public
At Public Offering Price        Offering Price  Invested        Offering Price

--------------------------------------------------------------------------------
Less than $50,000               5.00%           5.26%           4.75%
--------------------------------------------------------------------------------
$50,000 but less                4.50%           4.71%           4.25%
than $100,000
--------------------------------------------------------------------------------
$100,000 but less               3.25%           3.36%           3.00%
than $250,000
--------------------------------------------------------------------------------
$250,000 but less               2.50%           2.56%           2.25%
than $500,000
--------------------------------------------------------------------------------
$500,000 but less               1.75%           1.78%           1.50%
than $1,000,000
--------------------------------------------------------------------------------
$1,000,000 or more*             None            None            0.50%**
--------------------------------------------------------------------------------

  *A contingent deferred sales charge of 0.50% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is imposed and calculated in the same manner as the charge for Class C Shares.

  **A finder's fee of 0.50% may be paid directly or indirectly by the Advisor out of its own assets to the dealer on investments in the Fund of $1 million or more.

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended by the Distributor. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges. Consistent with the policies of this Prospectus, certain investments may be combined for purposes of purchasing Class A Shares with a lower sales charge.

o Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A Shares held in all accounts (e.g., non-retirement and retirement accounts) at the Fund and/or with certain financial intermediaries in order to obtain a reduced sales charge.

o Rights of Accumulation. The sales charge applicable to a purchase of Class A Shares by an investor is determined by adding the purchase price of the shares to be purchased to the aggregate value of Class A Shares of the Fund previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A Shares with an aggregate value of $50,000 and who currently owns Class A Shares of the Fund with an aggregate value of $250,000 would pay a sales charge of 2.50% of the offering price on the new investment.

o Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the Fund Shares Application.

o Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Fund by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A Shares of the Fund may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

o Employee benefit plans having more than 25 eligible employees or a minimum of $250,000 in assets under management.

o Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans.

o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.

o Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the Fund.

o Individuals investing distributions from tax-deferred savings and retirement plans.

o Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

o  Officers and employees of service providers and Trustees of the Trust.

The Advisor may also waive the front-end sales charges under certain other conditions. Please contact the Advisor or the Distributor to determine eligibility for waived front-end sales charges.

CLASS C SHARES

Class C Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell Class C Shares of the Fund. The minimum initial investment is $2,500 ($2,500 for IRAs). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Contingent Deferred Sales Charges. If you redeem your Class C Shares within the first year of purchase you may be subject to a contingent deferred sales charge. For example, if you purchased shares on January 31 of one year and redeemed as of January 30 the next year you may be subject to the contingent deferred sales charge; however, if you redeemed on January 31 of that next year you would not be subject to that charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

        Year of Fedemption      Contingent Deferred
        After Purchase          Sales Charge
        ---------------------------------
          During First          1.00%
        ---------------------------------
        ---------------------------------
         After First and        None
            Following
        ---------------------------------

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Fund. The Distributor, as paying agent for the Fund, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances. See "Redeeming Shares - Contingent Deferred Sales Charge Waivers" below.

If you hold Class C Shares for seven years, they will automatically convert to Class A Shares, which are also offered in this Prospectus. Class A Shares are subject to fees of 0.25% under the Distribution Plan. Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

      PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also be unable to receive the portfolio security's fair value if the Fund should sell the security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.

      PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the next calculation of the Fund's net asset value after the authorized broker or broker authorized designee receives the orders. Investors may also be charged by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, the purchase will be canceled. The prospective investor will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or another identically registered account to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "DGHM All-Cap Value Fund", to:

            DGHM All-Cap Value Fund
            c/o Commonwealth Fund Services, Inc.
            8730 Stony Point Parkway, Suite 205
            Richmond, Virginia 23235

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-653-2839 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-653-2839 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-800-653-2839. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund's net asset value.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors receive periodic account statements (and, where applicable, purchase confirmations) that show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

      REDEEMING SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             DGHM All-Cap Value Fund
             c/o Commonwealth Fund Services, Inc.
             8730 Stony Point Parkway, Suite 205
             Richmond, Virginia 23235

Regular mail redemption requests should include the following:

(1) Your letter of instruction specifying the Fund, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2) Any required signature guarantees (see under the "Signature Guarantees" heading); and

(3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may cause the redemption to be delayed beyond the 7 days) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (804-330-5809). The confirmation instructions must include the following:

(1)  Name of Fund;
(2)  Shareholder(s) name and account number;
(3)  Number of shares or dollar amount to be redeemed;
(4)  Instructions for transmittal of redemption proceeds to the shareholder; and
(5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See the "Signature Guarantees" subsection below).

The Fund, at its discretion, may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-653-2839. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided the Fund follows reasonable procedures to insure instructions are genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $2,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund's net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to ensure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers. The contingent deferred sales charge imposed on Class C Shares may be waived in the following circumstances:

o Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.

o  Tax-free returns of excess contributions to IRAs.

o Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

o  Redemptions of Class C Shares pursuant to a systematic withdrawal plan.

o  Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Fund. Such waiver requests must be made at the time of redemption.

Reinstatement Privilege. If you sell Class C Shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a contingent deferred sales charge. Reinstated Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. This privilege can only be used once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; and (iii) suspend its offering of shares at any time.

      PURCHASING OR REDEEMING SHARES
      THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares at the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

      FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's small-cap and mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as small-cap and mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Fund may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund under which the Trust's Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of the Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Fund or its Advisor or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants. However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

OTHER IMPORTANT INVESTMENT INFORMATION

      DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although the Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

      FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the financial performance of the Fund's Class A Shares and Class C Shares since the commencement of operations of those classes on June 20, 2007. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of the Fund. The financial data in the tables for the year ended February 28, 2009 and the period ended February 29, 2008 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report covering such period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling the Fund at 1-800-653-2839. Further information about the performance of the Fund is contained in the Annual Report, a copy of which may also be obtained at no charge by calling the Fund at 1-800-653-2839.


FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CLASS A SHARES
                                                                                               ------------------------------------
                                                                                                  YEAR ENDED       PERIOD JUNE 20,
                                                                                                 FEBRUARY 28,          2007* TO
                                                                                                     2009         FEBRUARY 29, 2008
                                                                                               ---------------    -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 9.26           $ 10.00
                                                                                                -----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                         0.02              0.01
  Net realized and unrealized gain (loss) on investments                                             (3.01)            (0.75)
                                                                                                -----------        ----------
                                                                                                     (2.99)            (0.74)
  TOTAL FROM INVESTMENT ACTIVITIES                                                              -----------        ----------
DISTRIBUTIONS
  Net investment income                                                                              (0.01)                 -
                                                                                                -----------        ----------
                                                                                                     (0.01)                 -
  TOTAL DISTRIBUTIONS                                                                           -----------        ----------

NET ASSET VALUE, END OF PERIOD                                                                       $ 6.26            $ 9.26
                                                                                                ===========        ==========

TOTAL RETURN(C)                                                                                    (32.26%)           (7.40%)***
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses, net(B)                                                                                    1.75%             1.75%**
  Net investment income (loss)                                                                        0.71%             0.20%**
Portfolio turnover rate                                                                              90.97%            80.71%***
Net assets, end of period (000's)                                                                  $ 32,223           $ 2,066

*Commencement of operations
**Annualized
***Not annualized
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.72% for the year ended February 28, 2009 and by
6.77% for the period June 20, 2007 to February 29, 2008.
(B)Expense ratio-net reflects the effect of the management fee waivers and reimbursement of expenses.
(C)Total return does not reflect sales charges, if any.



FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLASS C SHARES
                                                                                             --------------------------------------
                                                                                                                   PERIOD JUNE 20,
                                                                                                YEAR ENDED             2007* TO
                                                                                             FEBRUARY 28, 2009    FEBRUARY 29, 2008
                                                                                            ------------------    -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 9.22              $ 10.00
                                                                                             -----------           ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                         -(C)            (0.03)
  Net realized and unrealized gain (loss) on investments                                          (3.02)               (0.75)
                                                                                             -----------           ----------
                                                                                                  (3.02)               (0.78)
  TOTAL FROM INVESTMENT ACTIVITIES                                                           -----------           ----------
DISTRIBUTIONS
  Net investment income                                                                                -                    -
  Net realized gain                                                                                    -                    -
                                                                                             -----------           ----------
                                                                                                       -                    -
  TOTAL DISTRIBUTIONS                                                                        -----------           ----------

NET ASSET VALUE, END OF PERIOD                                                                    $ 6.20               $ 9.22
                                                                                             ===========           ==========

TOTAL RETURN(D)                                                                                 (32.75%)              (7.80%)***
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses, net(B)                                                                                 2.50%                2.50%**
  Net investment income (loss)                                                                   (0.04%)              (0.55%)**
Portfolio turnover rate                                                                           90.97%               80.71%***
Net assets, end of period (000's)                                                                $ 1,446              $ 2,038

*Commencement of operations
**Annualized
***Not annualized
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.72% for the year ended February 28, 2009 and by 6.77% for the period June 20, 2007 to February 29, 2008.
(B)Expense ratio-net reflects the effect of the management fee waivers and reimbursement of expenses.
(C) Less than $0.01 per share.
(D)Total return does not reflect sales charges, if any.


      ADDITIONAL INFORMATION

Please see the back cover of this Prospectus on how to contact the Fund and how to receive additional information regarding the Fund.

                             ADDITIONAL INFORMATION



                             DGHM ALL-CAP VALUE FUND



Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this Prospectus. The Fund's SAI is available on the Fund's website listed below. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Reports will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund as follows:


           By telephone:        1-800-653-2839

           By mail:             DGHM All-Cap Value Fund
                                c/o Commonwealth Shareholder Services, Inc.
                                8730 Stony Point Parkway, Suite 205
                                Richmond, Virginia 23235

           By e-mail:           mail@ccofva.com

           On the Internet:     http://www.dghm.com/products_funds.asp


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



            Investment Company Act file number 811-21958

                       STATEMENT OF ADDITIONAL INFORMATION


                             DGHM ALL-CAP VALUE FUND


                                  June 29, 2009

                                 A series of the
                              DGHM Investment Trust
                          565 Fifth Avenue, Suite 2101
                            New York, New York 10017
                          Telephone No. 1-800-653-2839





                            TABLE OF CONTENTS

                                                                     Page

OTHER INVESTMENT POLICIES..............................................2
INVESTMENT LIMITATIONS.................................................6
PORTFOLIO TRANSACTIONS.................................................7
DESCRIPTION OF THE TRUST...............................................9
MANAGEMENT AND OTHER SERVICE PROVIDERS................................10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .......................18
SPECIAL SHAREHOLDER SERVICES..........................................21
DISCLOSURE OF PORTFOLIO HOLDINGS......................................23
NET ASSET VALUE.......................................................25
ADDITIONAL TAX INFORMATION............................................25
FINANCIAL STATEMENTS..................................................29
APPENDIX A - DESCRIPTION OF RATINGS...................................30
APPENDIX B - PROXY VOTING POLICIES....................................34



This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus for the DGHM All-Cap Value Fund's ("Fund") Class A Shares and Class C Shares, dated the same date as this SAI ("Prospectus"), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus, Annual Reports, and/or Semi-annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The DGHM Investment Trust ("Trust") was organized on July 27, 2006 as a Delaware statutory trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Fund is a separate, diversified series of the Trust. The following policies supplement the Fund's investment objective and policies as described in the Prospectus for the Fund. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund's investment program will be successful. Investors should carefully review the descriptions of the Fund's investments and their risks described in the Prospectus and this SAI.

EQUITY SECURITIES. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market as described in the Prospectus. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stocks and convertible preferred stocks. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will most likely decline. There are also special risks associated with investing in preferred stock, including the following:

      Deferral and Nonpayment. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or fail to pay distributions for a stated period without any adverse consequences to the issuer.

      Subordination. Preferred stock may be subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income and liquidation payments upon the bankruptcy or other liquidation of the issuer, and therefore will be subject to significantly greater credit risk than more senior debt instruments. Consequently, in the event an issuer were to go through a bankruptcy or liquidation, the subordinated right to payment of the Fund as a holder of the issuer's preferred stock could adversely affect the value of the Fund's investment and an investor could incur a loss of investment in the Fund as a result.

      Liquidity. Preferred stock may be more thinly traded and substantially less liquid than many other types of securities, such as common stocks or U.S. government securities. This lack of market liquidity may adversely affect the value of the Fund's investment in the preferred stock, and an investor could incur a loss of investment in the Fund as a result.

      Limited Voting Rights. Generally, preferred stock offers no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods.

      Special Redemption Rights. The terms of a preferred stock series may, in certain circumstances, allow the issuer of the preferred stock to redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the shares of preferred stock held by the Fund.

CONVERTIBLE SECURITIES. Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, Dalton, Greiner, Hartman, Maher & Co., LLC, the Fund's investment advisor ("Advisor"), believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund's ability to invest in warrants may be limited by the Fund's investment restrictions.

FOREIGN SECURITIES. The Fund may invest in foreign securities represented by American Depository Receipts ("ADRs"). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

REAL ESTATE SECURITIES. Although the Fund will not invest directly in real estate, the Fund may invest in securities of issuers primarily engaged in or related to the real estate industry. The Fund may invest in real estate investment trusts ("REITs") and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with the Fund's investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT's investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REIT may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended ("1940 Act").

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P's"), or Fitch Investors Service, Inc. ("Fitch"), or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

EXCHANGE TRADED FUNDS. As noted in the Prospectus, the Fund may invest in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units if the Advisor believes it is in the Fund's best interest to do so. The Fund's ability to redeem creation units may be limited by the 1940 Act which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. There is also the risk that ETFs in which the Fund may invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund may invest will incur expenses not incurred by their applicable indices. These expenses will be passed on to the Fund, thus increasing the Fund's expenses. Certain securities comprising the indices tracked by these ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

The market value of ETF shares may also differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

U. S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA"), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (the "Board" or "Trustees"), the Advisor determines the liquidity of the Fund's investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted Securities which can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

OPTIONS. The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO TURNOVER. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be less than 100%.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. To the extent permitted under the 1940 Act and other applicable law, the Fund may borrow money. In the event that a Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets and returns to shareholders.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)   Issue  senior  securities,  except as permitted by the 1940
      Act;

(3) Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4) Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6) Make investments for the purpose of exercising control or management over a portfolio company;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(8) Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers' acceptance shall not be deemed to be the making of a loan;

(9) Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); or

(10) Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

With respect to fundamental restriction #7 above, a "group of industries" means particular related industries that when grouped together may be considered a sector. For example, banking may be considered to be an industry while banking and insurance taken together may be considered a group of industries, or a sector.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; or

(2) Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the "fundamental" and "non-fundamental" investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage the Fund's portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund ("Advisory Agreement"), which is described in detail under "Management and Other Service Providers - Investment Advisor." The Advisor serves as investment advisor for a number of client accounts, including the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the Advisor's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor's past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

For the fiscal year ended February 28, 2009, the Fund paid brokerage commissions of $107,250.

As of the close of the fiscal year ended February 28, 2009, the Fund held shares of JP Morgan Chase & Co., a regular broker-dealer of the Fund as defined in the 1940 Act. The aggregate value of such shares held at the close of the fiscal year was $671,219.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor's other client accounts, the Advisor's other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.


                            DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on July 27, 2006, is an open-end management investment company. The Trust's Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of one series: the DGHM All-Cap Value Fund. The shares of the Fund are currently divided into two classes which are described in the Prospectus: Class A Shares and Class C Shares. Additional series and/or classes may be created from time to time. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan that contains the general characteristics of, and conditions under which, the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


             MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.


------------------------------------------------------------------------------
                                                                     Number
                                                                       of
                                                                  Portfolios
                                                                    in Fund
                Position  Length                       Complex       Other
                  held    of         Principal         Overseen  Directorships
  Name, Age and   with    Time     Occupation(s)       by           Held by
     Address     Trust   Served   During Past 5 Years  Trustee     Trustee
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                            INDEPENDENT TRUSTEES
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jack E. Brinson,  Trustee Since Retired since            1     Independent
77                        04/07 January 2000;                  Trustee of
                                previously,                    the following
                                President, Brinson             - Gardner
                                Investment Co.                 Lewis
                                (personal                      Investment
                                investments) and               Trust for the
                                President, Brinson             two series of
                                Chevrolet, Inc.                that trust;
                                (auto dealership).             The
                                                               Nottingham
                                                               Investment Trust
                                                               II for the four
                                                               series of that
                                                               trust; Hillman
                                                               Capital
                                                               Management
                                                               Investment Trust
                                                               for the two
                                                               series of that
                                                               trust; New
                                                               Providence
                                                               Investment Trust
                                                               for the one
                                                               series of that
                                                               trust; and Tilson
                                                               Investment Trust
                                                               for the two
                                                               series of that
                                                               trust (all
                                                               registered
                                                               investment
                                                               companies)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Theo H. Pitt,     Trustee Since Senior Partner,          1     Independent
Jr., 73           and     04/07 Community Financial            Trustee of
                  Chairman      Institutions                   the following
                                Consulting (bank               - Gardner
                                consulting) since              Lewis
                                1997 and Account               Investment
                                Administrator,                 Trust for the
                                Holden Wealth                  two series of
                                Management Group of            that trust
                                Wachovia Securities            (registered
                                (money management              investment
                                firm) 2003 to 2008.            company)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                            INTERESTED TRUSTEES*
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jeffrey C.        Trustee,Since Executive Vice           1          None
Baker, 43         Presiden 04/07President, Dalton,
565 Fifth Avenue  and           Greiner, Hartman,
Suite 2101        Principal     Maher & Co., LLC
New York, New     Executive     (investment advisor
York  10017       Officer       to the Fund) since
                                2005; previously,
                                Senior Vice
                                President, Dalton,
                                Greiner, Hartman,
                                Maher  & Co., LLC,
                                2002 to 2005; and
                                Vice President,
                                Dalton, Greiner,
                                Hartman, Maher  &
                                Co., LLC, 2000 to
                                2002.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 *Basis of  Interestedness:  Mr. Baker is an Interested Trustee because he is a Member of the Advisor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                OTHER OFFICERS
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Thomas F.         Treasure Since Vice President,         n/a          n/a
   Gibson, 46        and     04/07  Chief Financial
   565 Fifth Avenue  Principal      Officer, and Chief
   Suite 2101        Financial      Compliance Officer,
   New York, New     Officer        Dalton, Greiner,
   York  10017                      Hartman, Maher  &
                                    Co., LLC since 2005;
                                    previously, Chief
                                    Financial Officer
                                    and Chief Compliance
                                    Officer, Bingham
                                    Legg Advisers, LLC,
                                    1999 to 2005.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Julia J. Gibbs    Assistan Since  Managing Director of    n/a          n/a
   28                Secretary 11/08 Client Services and
                                     Compliance, The Commonwealth Companies,
                                     2005-present; previously, Associate,
                                     Commonwealth Shareholder Services 2002 to
                                     2005.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Karen M. Shupe    Secretary Since  Managing Director of    n/a          n/a
   45                and     11/08    Fund Operations,
                     Assistant        Commonwealth
                     Treasurer        Shareholder
                                      Services, Inc. since
                                      2003; previously,
                                      Financial Reporting
                                      Manager,
                                      Commonwealth
                                      Shareholder
                                      Services, Inc. 2001
                                      to 2003.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Julian G. Winters Chief     Since  Managing Member of      n/a          n/a
   40                Compliance 11/08 Watermark Solutions
                     Officer          (investment
                                      compliance and
                                      consulting) since
                                      March 2007;
                                      previously,
                                      Vice-President-Compliance
                                      Administration, The
                                      Nottingham Company
                                      1998 to 2007.
   -----------------------------------------------------------------------------

Trustee Standing Committees. The Trustees have established the following standing committees:

      Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary. The Audit Committee met twice during the fiscal year ended February 28, 2009.

      Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary and did not meet during the fiscal year ended February 28, 2009. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended February 28, 2009.

      Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee will meet only as necessary. The Qualified Legal Compliance Committee meeting met three times during the fiscal year ended February 28, 2009.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2008 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.


----------------------------------------------------------
                                            Aggregate
                                         Dollar Range of
                                              Equity
                                          Securities in
                                          All Registered
                                            Investment
                                            Companies
                                           Overseen By
                                            Trustee in
                      Dollar Range of       Family of
                   Equity Securities in     Investment
 Name of Trustee         the Fund           Companies*
----------------------------------------------------------
----------------------------------------------------------
                  INDEPENDENT TRUSTEES
----------------------------------------------------------
----------------------------------------------------------
Jack E. Brinson              A                  A
----------------------------------------------------------
----------------------------------------------------------
Theo H. Pitt, Jr.            A                  A
----------------------------------------------------------
----------------------------------------------------------
                   INTERESTED TRUSTEES
----------------------------------------------------------
----------------------------------------------------------
Jeffrey C. Baker             C                  C
----------------------------------------------------------
        *Includes the one fund of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2008, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, the Fund's distributor, or any entity controlling, controlled by, or under common control with the Advisor or such distributor.

Compensation. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Independent Trustees receive $4,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. The following table reflects the amount of compensation received by each Trustee for the fiscal year ended February 28, 2009.

----------------------------------------------------------------------------
Name of Trustee    Aggregate     Pension or    Estimated        Total
                                 Retirement                  Compensation
                                  Benefits       Annual     From Fund and
                                 Accrued As     Benefits         Fund
                 Compensation   Part of Fund      Upon     Complex Paid to
                 From the Fund    Expenses     Retirement     Trustees*
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                           INDEPENDENT TRUSTEES
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Jack E. Brinson     $5,414          None          None          $5,414
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Theo H. Pitt,       $5,414          None          None          $5,414
Jr.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                            INTERESTED TRUSTEES
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Jeffrey C. Baker     None           None          None           None
----------------------------------------------------------------------------
* Each of the Trustees serves as a Trustee to the one fund of the Trust.

CODES OF ETHICS. The Trust, Advisor, and the Fund's distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and such distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics). There can be no assurance that the codes will be effective in preventing such activities. The code permits employees and officers of the Trust, Advisor, and the Fund's distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Advisor's code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust's and Advisor's code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees. Copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-800-653-2839; and (ii) on the SEC's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of May 31, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1.00% of the outstanding Class A Shares and owned beneficially 1.01% of Class C Shares of the Fund. As of May 31, 2009, the Trustees and Officers of the Trust as a group owned beneficially less than 1.00% of the outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of May 31, 2009.

                                 Class A Shares

   Name and Address of    Amount and Nature of
   Beneficial Owner       Beneficial Ownership           Percent

   Morgan Keegan &  Co.        603,062.056                11.71%
   50 Front Street
   Memphis, TN 38103

   MSCS Financial              363,478.854                 7.06%
   700 17th Street #100
   Denver, CO 80202


                                 Class C Shares

   Name and Address of    Amount and Nature of
   Beneficial Owner       Beneficial Ownership           Percent

   MK                         61,870.166                 25.17%
   50 N. Front Street
   Memphis, Tennessee 38103

   Kathleen Lanier Long       19,685.039                   8.01%
   c/o Arthur B. Long, III
   7133 Merrick Drive
   Knoxville, TN 37919

   Jo-Karol Delock            19,685.039                   8.01%
   1941 Riversound Drive
   Memphis, TN 38103

   Shirley                    46,583.131                  18.95%
   117 Camellia
   Dothan, AL 36303

   Morgan                     14,334.337                   5.83%
   853 Thackery St, Apt. 1303
   Dallas, TX 75225

INVESTMENT ADVISOR. Information about the Advisor, Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, New York 10017, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. At the quarterly meeting of the Board that was held on February 26, 2009, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party as such term is defined under the Investment Company Act of 1940, as amended (the "Independent Trustees"), voting separately, unanimously approved the renewal of the Agreement for a one-year period from March 1, 2009 until February 28, 2010, under the terms and for the compensation described therein. The Advisory Agreement is terminable without penalty by the Trust on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60-days' notice by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the 1940 Act.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Timothy G. Dalton, Kenneth J. Greiner, Bruce H. Geller, and Jeffrey
C. Baker comprise the portfolio management team of the Fund and, as such, are responsible for the day-to-day management of the Fund's portfolio. Jeffrey C. Baker, Trustee, President and Principal Executive Officer of the Trust, and Thomas E. Gibson, Treasurer, Principal Financial Officer, and Chief Compliance Officer or the Trust, are each affiliates of the Adviser by virtue of their employment with the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. In addition, effective March 1, 2009, the Advisor and the Trust, on behalf of the Fund, have entered into an Expense Limitation Agreement where the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund through April 30, 2010, if necessary, in amounts that limit the Fund's total operating expenses to 1.50% of average daily net assets of the Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted in accordance with Rule 12b-1 of the 1940 Act, if applicable. In determining the Fund's total operating expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund's total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any "acquired fund fees and expenses" as that term is described in the prospectus of the Fund. In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund after March 1, 2009. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the Fund during any of the previous three fiscal years (beginning March 1, 2009), less any reimbursement previously paid by the Fund to the Advisor with respect to such waivers, reductions and payments. Amounts reimbursed may not cause the Fund to exceed its expense limit.

For the fiscal year ended February 29, 2008, the Advisor received no compensation for services to the Fund after waiving fees in the amount of $17,020 and reimbursing a portion of the Fund's expenses in the amount of $136,399. For the fiscal year ended February 28, 2009, the Advisor earned $134,042 in advisory fees, of which $127,388 was waived.


Portfolio Managers.

Compensation. The portfolio managers' compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor's assets under management. The portfolio managers' compensation is not directly linked to the Fund's performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor's distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of February 28, 2009 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F =
$500,001-$1,000,000; and G = over $1,000,000.

----------------------------------------------
Name of Portfolio           Dollar Range of Equity
                            Securities
                            in the DGHM All-Cap Value
     Manager                Fund
----------------------------------------------
----------------------------------------------
Timothy G. Dalton              D
----------------------------------------------
----------------------------------------------
Kenneth J. Greiner             D
----------------------------------------------
----------------------------------------------
Bruce H. Geller                D
----------------------------------------------
----------------------------------------------
Jeffrey C. Baker               C
----------------------------------------------


Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2009.

------------------------------------------------------------------------
 Portfolio  Registered Investment    Other Pooled     Other Accounts
                                      Investment
 Management
    Team          Companies            Vehicles
------------------------------------------------------------------------

             Number of  Total     Number of Total    Number of   Total
              Accounts Assets*    Accounts  Assets*  Accounts  Assets*
------------------------------------------------------------------------
Timothy G.       0          $0       13      $38.5      86      $684
Dalton
------------------------------------------------------------------------
Kenneth J.       0          $0       13      $38.5      86      $684
Greiner
------------------------------------------------------------------------
Bruce H.         0          $0       13      $38.5      86      $684
Geller
------------------------------------------------------------------------
Jeffrey C.       0          $        13      $38.5      86      $684
Baker
------------------------------------------------------------------------
 Accounts        0          $0        4      $26.7      5       $119
 where
 compensation
 is based
 upon
 account
 performance
------------------------------------------------------------------------

  * In millions of dollars.

Conflicts of Interests. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include hedge funds, separately managed private clients and discretionary 401(k) accounts ("Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

      Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

      Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Advisor's investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR. Effective October 1, 2008, Commonwealth Shareholder Services, Inc. ("CSS"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 provides shareholder, recordkeeping, administrative and blue-sky filing services as the administrative agent for the Fund. For such administrative services, CSS receives 0.10% per annum of the average daily net assets of the Fund on the first $75 million and 0.07% per annum of the average daily net assets over $75 million. For the period October 1, 2008 through February 28, 2009, CSS earned $14,717 for its services.

Prior to October 1, 2008, the Nottingham Company (the "Previous Administrator") provided shareholder, recordkeeping, administrative and blue-sky filing services to the Fund. For such administrative services, the Previous Administrator received 0.175% of the Fund's average daily net assets up on the first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, 0.100% on the next $50 million and 0.075% for average daily net assets over $200 million, subject to a monthly minimum of $2,000. The Previous Administrator also received a fee to procure and pay the custodian for the Fund. For the period March 1, 2008 through September 30, 2008, the total amount paid to the Previous Administrator was $9,472 for blue sky administration fees and $5,706 for other administration fees.

Prior to October 1, 2008, Nottingham Compliance Services, LLC, a wholly owned affiliate of the Previous Administrator, provided services which assisted the Trust's chief compliance officer in monitoring and testing the policies and procedures of the Trust pursuant to Rule 38a-1 under the 1940 Act. For the period March 1, 2008 through September 30, 2008, Nottingham Compliance Services, LLC earned $4,521 for its services.

TRANSFER AGENT. Effective October 1, 2008, Commonwealth Fund Services, Inc. ("CFSI"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 is the Fund's transfer and dividend disbursing agent. For such services, CFSI receives the greater of a) 0.06% per annum of the Fund's average daily net assets up to $50 million plus 0.04% per annum of average daily net assets in excess of $50 million or b) $16 per annum per open account and $3 per annum per closed account, subject to a $10,000 minimum per year. CFSI earned $11,782 for its services for the period October 1, 2008 through February 28, 2009.

Prior to October 1, 2008, North Carolina Shareholder Services, LLC ("Previous Transfer Agent") served as transfer, dividend paying, and shareholder servicing agent for the Fund. It received compensation for its services based upon a $15 per shareholder per year, subject to a minimum fee of $1,750 per month, plus $500 per month for each additional class of shares. For the period March 1, 2008 through September 30, 2008, the total amount paid to the Previous Transfer Agent was $15,750.

ACCOUNTING SERVICES. Effective October 1, 2008, Commonwealth Fund Accounting ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 is the Fund's fund accountant and pricing agent. CFA earned $9,120 for its services for the period October 1, 2008 through February 28, 2009 and at February 28, 2009, was due $748 from the Fund.

Prior to October 1, 2008, the Nottingham Company (the "Previous Accountant") provided the fund accounting services. For the period March 1, 2008 through September 30, 2008, the Previous Accountant was paid $24,617.

DISTRIBUTOR. The Fund will conduct a continuous offering of its securities. Effective October 1, 2008, First Dominion Capital Corporation ("FDCC"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as the Fund's principal underwriter and distributor. For the period October 1, 2008 through February 28, 2009, FDCC received $1,714 in commissions and underwriting fees from the sale of Fund shares. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 0.5% of Class A share redemptions and 1% of Class C share redemptions occurring within one year of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the period October 1, 2008 through February 28, 2009, FDCC received $144 of CDSC fees.

Prior to October 1, 2008, Capital Investment Group, Inc. (the "Previous Distributor") acted as the Fund's principal underwriter and distributor. The Previous Distributor received any sales charges imposed on purchases of Class A shares and re-allocated a portion of such charges to dealers through whom the sale was made, if any. For the period March 1, 2008 through September 30, 2008, the Previous Distributor retained sales charges in the amount of $6.

The Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act (see "Management of the Fund - Distributor" in the Prospectus). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may expend up to 0.25% and 1.00% of the Class A Shares' and Class C Shares' of the Fund, respectively, average daily net assets annually to finance any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells Fund shares, may not exceed 0.25% of the Fund's average annual net asset value.

The Plan is a type of plan known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by the Fund's distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. FDCC has indicated that it expects its expenditures to include, without limitation:
(i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund's shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Fund's distributor determines is primarily intended to result in the sale of shares of the Fund. The Fund's distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

For the fiscal year ended February 29, 2008, the Fund incurred 12b-1 fees of $2,679 and $11,890 for the Class A Shares and Class C Shares, respectively. These amounts were paid to the Fund's distributor as reimbursement for compensation to broker-dealers for the sale of shares of the applicable class. The Fund incurred $40,071 and $18,439, in 12b-1 fees under the Plans with respect to Class A Shares and Class C Shares, respectively, for the year ended February 28, 2009.

CUSTODIAN. U.S. Bank, N.A. ("Custodian"), Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund's administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, and prepare the Fund's federal, state, and excise tax returns. The independent registered public accounting firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Husch Blackwell Sanders LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri 64112, serves as legal counsel to the Trust and the Fund.


         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to "Purchasing Shares" and "Redeeming Shares" in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting FDCC or the Fund directly. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" above. The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and
(iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

SALES CHARGES. The public offering price of Class A Shares of the Fund equals net asset value plus a sales charge. FDCC receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as described in the table below. No front-end sales charge is imposed with respect to the Class C Shares of the Fund.

                                                              Dealer
                                                                Discounts and
                                                Sales Charge    Brokerage
                                Sales Charge    As % of Net     Commissions
Amount of Transaction           As % of Public  Amount          As % of Public
At Public Offering Price        Offering Price  Invested        Offering Price

--------------------------------------------------------------------------------
Less than $50,000               5.00%           5.26%           4.75%
--------------------------------------------------------------------------------
$50,000 but less                4.50%           4.71%           4.25%
than $100,000
--------------------------------------------------------------------------------
$100,000 but less               3.25%           3.36%           3.00%
than $250,000
--------------------------------------------------------------------------------
$250,000 but less               2.50%           2.56%           2.25%
than $500,000
--------------------------------------------------------------------------------
$500,000 but less               1.75%           1.78%           1.50%
than $1,000,000
--------------------------------------------------------------------------------
$1,000,000 or more*             None            None            0.50%**
--------------------------------------------------------------------------------
* A contingent deferred sales charge of 0.50% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is imposed and calculated in the same manner as the charge for Class C Shares.

** A finder's fee of 0.50% may be paid directly or indirectly by the Advisor out of its own assets to the dealer on investments in the Fund of $1 million or more.

FDCC or the Advisor may, out of their own resources and assets, pay commissions to broker-dealers on shares sold in Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed. FDCC may pay such broker-dealers a commission of up to 1% of the amount invested in Class C Shares subject to a contingent deferred sales charge.

From time to time dealers who receive dealer discounts and brokerage commissions from FDCC may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Fund's distribution arrangement with FDCC, the sales charge payable to FDCCand the dealer discounts may be suspended, terminated, or amended.

DEALERS. The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with FDCC. FDCC, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES.

Purchases by Related Parties. Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Fund at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of Class A Shares of the Fund and shares of all other series of the Trust affiliated with the Advisor, if any, and sold with a similar or higher sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge for Class A Shares by executing a letter of intent. A letter of intent allows an investor to purchase Class A Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of Class A Shares of the Fund and shares of all other series of the Trust affiliated with the Advisor, if any, and sold with a similar or higher sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Fund is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application for the Class A Shares, or is otherwise available from the Fund. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Within 90 days after a redemption of Class A Shares of the Fund, investors may reinvest the proceeds from the redemption, without a sales charge, in either Class A Shares of the Fund or shares of other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge, if any. If the shares of the Fund or other series to be acquired are sold with a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the Fund or other series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Groups. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Class A Shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Fund or FDCC. The public offering price of Class A Shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.


                          SPECIAL SHAREHOLDER SERVICES

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, CSS will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

PURCHASES IN KIND. The Fund may accept securities in lieu of payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectus.

INVOLUNTARY REDEMPTIONS. In addition to the situations described in the Prospectus under "Redeeming Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $2,000 or more may establish a systematic withdrawal plan ("Systematic Withdrawal Plan"). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-653-2839 or by writing to:

                             DGHM All-Cap Value Fund
                      c/o Commonwealth Fund Services, Inc.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

OTHER INFORMATION. If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

                DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders and to avoid possible conflicts of interest. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust's Chief Compliance Officer. In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-653-2839. These reports are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Fund's complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public at http://www.dghm.com/products_funds.asp within ten days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted.

The Trust's service providers which have contracted to provide services to the Trust and the Fund, including, for example, the Trust's custodian and fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust or Advisor has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings information:

   1. to the Trust's auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

   2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

   3. to the Trust's administrator, custodian, transfer agent, and accounting services provider on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust's service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities. Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Fund's portfolio holdings information for which the Advisor determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

   1. financial data processing companies that provide automated data scanning and monitoring services for the Fund;

   2. research companies that allow the Advisor to perform attribution analysis for the Fund; and

   3. the Advisor's proxy voting agent to assess and vote proxies on behalf of the Fund.

From time to time, employees of the Advisor may express their views orally or in writing on the Fund's portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Advisor also may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Advisor may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund's portfolio securities. The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to the Fund and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Fund. The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable. Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to the Fund and its shareholders from providing such information.

                                 NET ASSET VALUE

The net asset value and net asset value per share of each class of shares of the Fund ("Class") normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier. The Fund's net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from its total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:

o Securities that are traded in the over-the-counter market and securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

o Securities that are traded in the over-the-counter market and securities that are listed on an exchange which are not traded on the valuation date are valued at the most recent bid price.

o Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

o Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

o Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

                           ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company ("RIC"), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax ("AMT"). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

o  A citizen  or  individual  resident  of the  United  States
   (including   certain  former  citizens  and  former  long-term
   residents);

o A corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

o An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

o A trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A "non-U.S. shareholder" is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership." A "qualified publicly traded partnership" is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund's ordinary income (computed on a calendar year basis), (ii) 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31) and
(iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make in distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund's "investment company taxable income" (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund's tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in "Failure to Qualify as a RIC," the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund's shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders' tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund's ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund's income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers' cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under
Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011. Distributions in excess of the Fund's earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders' AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund's taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation for Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Historically, for non-U.S. shareholders who did not hold it as effectively connected income, distributions by a RIC of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons. However, under the American Jobs Creation Act of 2004, with respect to taxable years of the Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by the Fund as "interest-related dividends" are generally not subject to the 30% withholding and distributions designated by the Fund as "short-term capital gain dividends" are generally also not subject to the 30% withholding unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. The Fund generally may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.


                              FINANCIAL STATEMENTS

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             DGHM All-Cap Value Fund
                   c/o Commonwealth Shareholder Service, Inc.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: 1-800-653-2839
                             E-mail: mail@ccofva.com

The Annual Report for the fiscal year ended February 28, 2009 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Briggs, Bunting & Dougherty, LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

               APPENDIX A - DESCRIPTION OF RATINGS


The Fund may acquire from time to time certain securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category, categories below "CCC", or short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES


The following proxy voting policies are provided:

(1) the Trust's Proxy Voting and Disclosure Policy; and (2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                       PROXY VOTING AND DISCLOSURE POLICY

                              DGHM INVESTMENT TRUST

I.    Introduction

Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that each series of shares of the DGHM Investment Trust ("Trust") listed on Exhibit A, attached hereto, (individually a "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.   Specific Proxy Voting Policies and Procedures

A.    General

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.   Delegation to Fund's Advisor

      The Board believes that Dalton, Greiner, Hartman, Maher & Co., LLC ("Advisor"), as the Funds' investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

1.              to make the proxy voting decisions for each Fund; and

2. to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the
                Investment Company Act,  including  providing the
                following   information   for  each  matter  with
                respect to which the Fund was  entitled  to vote:
                (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, shall approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board shall also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.   Conflicts

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders
      (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III.  Fund Disclosure

      A.   Disclosure  of  Fund  Policies  and  Procedures   With
           Respect  to  Voting  Proxies   Relating  to  Portfolio
           Securities

      Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information ("SAI") on Form N-1A. Each Fund will also notify its shareholders in the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.   Disclosure of the Fund's Complete Proxy Voting Record

      In accordance with Rule 30b1-4 of the Investment Company Act, the Funds will file Form N-PX with the SEC no later than August 31 of each year. Each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

           (i)  The name of the issuer of the portfolio security;
           (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
           (iii)The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
           (iv) The shareholder meeting date;
            (v) A brief identification of the matter voted on;
           (vi) Whether the matter was proposed by the issuer or by a security holder;
           (vii)Whether the Fund cast its vote on the matter;
           (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
           (ix) Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.   Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)  A copy of this Policy;
(ii) Proxy statements received regarding each Fund's securities;
(iii)Records of votes cast on behalf of each Fund; and
(iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor's records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.    Proxy Voting Committee

A.    General

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.    Powers and Methods of Operation

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.   Other

This Policy may be amended, from time to time, as determined by the Board.



Adopted this the 26th day of April 2007.

                                    EXHIBIT A


                       Series of the DGHM Investment Trust

                            1.DGHM All-Cap Value Fund

           DALTON, GREINER, HARTMAN, MAHER & CO., LLC

               Proxy Voting Policies & Procedures


 (The following was excerpted from the SEC Policies & Procedures
      Manual of Dalton, Greiner, Hartman, Maher & Co. LLC)

PROXY VOTING

Rule 206(4)-6 of the Investment Advisers Act of 1940 imposes a number of requirements on registered investment adviser that have voting authority with respect to securities held in their clients' accounts. An Investment Adviser with voting authority has a fiduciary duty to monitor corporate actions and vote the proxies in a manner consistent with the best interests of its clients, and must never put its own interests above those of its clients.

Investment advisers that exercise voting authority over client proxies must therefore adopt and implement written policies and procedures that are reasonably designed to ensure that they (i) vote proxies in the best interest of clients; (ii) disclose to clients how they may obtain information on how the adviser voted their proxies; (iii) maintain certain records relating to proxy voting; and (iv) address material conflicts between its interests and those of their clients with respect to proxy voting.

The Company has provided to clients, via its Form ADV, Part II, a copy of its proxy voting policies and procedures. These policies and procedures include contact information for the Company's Proxy Specialist from whom clients can obtain information about how the Company voted with respect to their securities.

With regards to books and records of Advisers who vote proxies, the SEC has amended Rule 204-2 to require retention of the following records:

o     Copies of all proxy voting policies and procedures;

o A copy of each proxy voting statement regarding client securities and a record of each vote cast on behalf of a client. The Company uses a third party vendor, ADP, and their service, ProxyEdge Lite, to maintain records of proxy votes.

o A copy of any document created by the Adviser that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision.

o A copy of each written client request for voting information and a copy of any written response to a client (either written or oral). The Company's Proxy Specialist maintains records of all client requests for their votes.

These records must be retained for at least five years, the first two years in an office of the adviser.

In accordance with the requirements of Rule 206(4)-6, the Company has adopted and implemented the following policies and procedures:


Proxy Voting Procedures:

The Labor Department's Pension and Welfare Benefits Administration has emphasized that pension fund managers must place the interests of plan beneficiaries and participants ahead of all other considerations in deciding how to vote proxies (documents for putting issues to a vote of shareholders). Under the Employee Retirement Income Security Act (ERISA) of 1974, investment managers must verify holdings shown on proxy cards and act "solely in the interest of the participants and beneficiaries" of the plan and "for the exclusive purpose of providing benefits to them and defraying reasonable expenses of administering the plan."

Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) will vote all proxies for its clients unless voting responsibility is specifically assigned to another party, such as the fiduciary or plan trustee.

DGHM recognizes the following principles regarding proxy voting:

o     Voting rights have economic  value and should be considered
      (plan) assets within the meaning of ERISA. Since voting rights can affect the economic value of a company's securities, they must be exercised with the utmost care. When fiduciaries of pension plans or their managers don't vote on the ultimate value of their holding, they are hurting not only themselves but the beneficiaries of the funds they hold in trust.

o Shares should be voted based on a careful analysis of the impact of the vote on the ultimate economic value of the plan's investment (not management's inherent interest) during the period in which the plan intends to hold the investment. Blindly voting with management or on an uninformed basis is imprudent and may be a violation of the exclusive purpose/benefit rule.

o While there is a potential for a conflict of interest in that DGHM may hold securities in client portfolios that are also clients of our various products, DGHM will NEVER vote with an eye toward its business or private interest. Doing so represents a clear violation of ERISA's exclusive benefit rule. In such cases, we will always vote in accordance with our guidelines, without exception.

o DGHM will consider initiating actions to protect the value of a plan's investment only in those situations where it is cost/beneficial to do so.

o From time-to-time, proxy votes may be made that are on issues not specifically covered in the guidelines enumerated below or in exception to the stated guidelines. Such votes will be made with the primary goal of preserving or enhancing the economic value of the plan's investment, and an explanation of the vote will be noted under the reporting requirements described below.


REPORTING AND MONITORING REQUIREMENTS

Dalton,   Greiner,    Hartman,   Maher   &   Co.,   LLC's   proxy
record-keeping system includes:

o A brief description of the proxy proposals for each company is the portfolio.

o Verification that the shares listed on the proxy match DGHM's individual account records as of the record date.

o     Record and meeting dates.

o     The vote cast on each proposal.

o     Notification of Trustee/Custodian that a proxy has not been received.

o     A record of any calls or other contacts made regarding a vote.

Clients may receive full record of all proxy reports at anytime by calling
      Dolores Casaletto at (239) 261-3555.


PROXY VOTING GUIDELINES

   CUMULATIVE VOTING
   We will vote against proposals for cumulative voting to elect directors. Cumulative voting allows shareholders to cast all of their votes for a single candidate or any two or more of them. The result is that a minority block of stock can be represented on the board. Such representation could be counter to the interest of the majority of stockholders.

   CLASSIFIED BOARD
   We will vote against the classification of a board. We will vote for the declassification of an existing classified board. In most instances, classified boards are divided into three classes, with the directors of each class elected to overlapping three-year terms. When a classified board structure is already in place, and a routine matter with respect to the reelection of directors or the election of noncontroversial new directors is proposed, we will vote in favor of the proposal.

   GREENMAIL
   We will vote for anti-greenmail provisions. Greenmail is essentially blackmailing management into buying back stock at a price greater than the fair market value to avoid a takeover or a proxy fight. We support anti-greenmail provisions that require that the price paid to the greenmailer be extended to all shareholders of record.

   DIRECTORS AND OFFICERS INDEMNITY AND LIABILITY We will vote with management on proposals to indemnify directors by covering the expenses or penalties associated with lawsuits if the director or officer acted in good faith. Management proposals to specify indemnification for board members are seen as shark repellent and will be voted against. We will vote with management on proposals to limit/eliminate personal liability of directors; however, we oppose proposals that would free directors and officers from liability for negligence or inside dealing.

   FAIR PRICE
   We will not support fair price proposals, or any proposals which increase the percent vote required for business mergers or acquisitions above the minimum required by the state in which the company is incorporated.

   COMPENSATION
   New or revised bonus, incentive, profit sharing, savings, or pension plans, considered "non-routine" proposals, will be reviewed on a case-by-case basis. Ceilings on pension benefits will be voted as the company's management recommends. We will vote against management on significant increased compensation awards and/or employment contracts to senior management which become effective upon change in ownership of the company, commonly called "Golden Parachutes." We will vote against executive compensation plans that are excessive and/or not aligned with shareholders' long-term interests.

   POISON PILL
   Under a poison pill plan, or shareholder rights plan, shareholders are issued rights to purchase stock in their company or in the acquiring company if a hostile bidder acquires certain percentage of the outstanding shares. While anecdotal evidence suggests that poison pills may be benefited shareholders in some cases, there is no reliable evidence to suggest that, on average, poison pills enhance shareholder value. Taken as a whole, the evidence shows that poison pills have negative wealth effects on shareholders, both in the short-term and over the long-term. The evidence also shows that pills lead to the defeat of value-enhancing bids, reduce takeover premiums and serve as a significant deterrent to takeover bids. Therefore, we support shareholder proposals to eliminate anti-takeover defenses such as poison pills, and are against installing poison pill plans where none exist.

   PREEMPTIVE RIGHTS
   We will vote against proposals which grant preemptive rights and in favor of proposals which eliminate such rights. Preemptive rights result in a loss of financing flexibility and are likely to deter companies from raising capital advantageously. Shareholders will have no difficulty maintaining their relative position through open market purchases, should they so desire.

   SECRET BALLOT
   We will vote for proposals that stockholders identity be kept secret in public documents dealing with proxies, ballots, and voting tabulations.

   SUPER-MAJORITY
   We will oppose management on super-majority requirements for more than a majority of the vote to approve mergers, tenders, and sales. We will oppose management on super-majority requirements to remove directors or repeal or amend by-laws.

   UNEQUAL VOTING RIGHTS
   We will oppose management on issues of securities with differential voting power. This entails authorization of a class of common having superior or inferior voting rights of existing common with or without entitlement to elect a majority of the board. This includes proposals that grant short-term or long-term differential voting rights for the same class of stock or restriction on voting rights for large stockholders.

   REINCORPORATION
   Proposals for reincorporation are decided on a case-by-case basis. Management generally promote proposals to reincorporate a company in Delaware to take advantage of a 1986 Delaware law which limits the liability of directors.

   SHAREHOLDER ACTION BY SPECIAL MEETING & WRITTEN CONSENT Against proposals to eliminate the power of shareholders to act by written consent and/or to call a Special Meeting, amend the by-laws, or take other action regarding the Board of Directors.

   BLANK CHECK PREFERRED
   We will vote against authorizing blankcheck preferred stock - stock that does not have specific voting, dividend, conversion or other rights until issuance
   - because a company could dilute the voting rights of the common stock by issuing a new series of preferred stock that has super voting rights. For example, in the event of an attempted takeover, management could sell itself stock that had 1,000 times the voting rights of the common stock, preventing an acquirer from gaining a controlling interest in the company.

   CHANGES IN CAPITAL
   The following proposals will be decided on a case-by-case basis: new classes of stock, increases in common stock, stock splits, expanded purpose for convertibles, repurchase shares, increase shares and stock split, expand authority of Board on Preferred Stock, other capitalization-related proposals, issuance of stock for other reasons, joint plans for reorganization, proposals to merge with another company, restructuring plans, and proposals to issue shares in connection with acquisition.

   SELECTION OF AUDITORS
   We will support the selection of auditors we know to be competent and respected, and may vote against any whose integrity of objectivity have come under question. We will review votes to change auditors on a case-by-case basis, with emphasis on the explanation for the change. We will review proposals requiring auditor rotation on a case-by-case basis, taking into account the tenure of the audit firm, the proposed rotation period and whether the company regularly reviews the auditor for quality and cost.

   SHAREHOLDER ACCESS TO THE PROXY FOR DIRECTOR NOMINATIONS ("OPEN ACCESS") We generally favor open access proposals, but will vote such proposals on a case-by-case basis, taking into account the ownership threshold and the proponent's rationale for the proposal.

   BOARD INDEPENDENCE
   We will vote for shareholder proposals requiring only independent directors can serve on board audit, compensation, and/or nominating committees. To determine independence we will use the standards adopted by the NYSE and NASDAQ. Please refer to Appendix A.

   SEPARATION OF CHAIRPERSON AND CEO
   We will review proposals to separate the Board Chairperson and CEO responsibilities on a case-by-case basis. In most circumstances, separating the two responsibilities avoids conflicts of interest. However, in many smaller companies that have a limited group of leaders, it may be appropriate to combine these positions.

   LEAD INDEPENDENT DIRECTOR
   We will vote in favor of proposals to appoint a lead independent director.

                                   Appendix A

                           Categorization of Directors

 Inside Director

o     Employee of the company or its affiliates.
o Nonemployee officer of the company if he is among the five most highly compensated individuals.
o     Listed as a Section 16 officer in the 10-K or proxy statement.
o     Interim CEO.
o Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g., members of a family beneficially own less than 50 percent individually, but combined own more than 50 percent).

 Affiliated Director

o     Former executive of the company or its affiliates.
o Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation.
o     Former executive of an acquired firm.
o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor.
o Executive, former executive, general or limited partner of a joint venture or partnership with the company.
o     Relative of current employee of company or its affiliates.
o     Relative of former executive of company or its affiliates.
o Currently provides (or a relative provides) professional services to the company or its affiliates or to its officers.
o Employed by (or a relative is employed by) a significant customer or supplier.
o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement.
o Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee.
o     Founder of the company but not currently an employee.
o Is (or a relative is) a trustee, director, or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates.
o     Board attestation that an outside director is not independent.

Independent Director

o     No connection to the company other than a board seat

   Source: ISS 2004 Corporate Governance Policy Updates

The function of educating and training staff will be the responsibility of the Compliance officer in conjunction with the Managing Directors of both the Client Service and Investment Management groups.

Request for Additional Information

As required by Rule 204-2 of the Investment Advisers Act of 1940, the Company maintains records regarding the manner in which it (i) administers it policies and procedures for voting proxies, and (ii) votes for proxies for its clients. A client may obtain additional information regarding the Company's policies and procedures for voting proxies, as well as information regarding how the Company voted proxies for the client by sending a request to:

      Dalton, Greiner, Hartman, Maher & Co. LLC
      Dolores Casaletto
      Vice President
      3001 Tamiami Trail North, Suite 206
      Naples, Florida  34103
      (T) 239-435-7004 (E) dcasaletto@dghm.com

Procedures

o On a periodic basis, the Chief Compliance Officer or his designee will test the proxy records to ensure that all proxies are voted in a timely manner and in the best interest of the client.

o The Chief Compliance Officer will ensure that all new clients receive a copy of the Company's Form ADV, Part II which includes the proxy voting policies and procedures.

o On a periodic basis, the Chief Compliance Officer or his designee will review the proxy records to ensure that all votes are maintained and accessible upon request as require under the record keeping provision of this rule.

o The Chief Compliance Officer will arrange for educating and training the staff responsible for proxy voting.

                                    PART C

                                   FORM N-1A

                               OTHER INFORMATION


ITEM 23.        Exhibits

      (a) Declaration of Trust.(1)

      (b) By-Laws.(1)

      (c) Articles III, V, and VI of the Declaration of Trust defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

      (d) Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM All-Cap Value Fund. (2)

      (e) Principal Underwriter Agreement between the Registrant and First Dominion Capital Corp. with respect to the DGHM All-Cap Value Fund.(4)

      (f) Not Applicable.

      (g) Custodian Agreement between the Registrant and U.S. Bank, N.A..(2)

      (h)(1) Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc.(4)

      (h)(2) Transfer Agency and Services Agreement between the Registrant and Commonwealth Fund Services, Inc.(4)

      (h)(3) Accounting Services Agreement between the Registrant and Commonwealth Fund Accounting, Inc. for the Registrant.(4)

      (h)(4) Expense Limitation Agreement dated March 1, 2009 between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC. (4)

      (i)(1) Opinion and Consent of Husch Blackwell Sanders LLP regarding the legality of securities registered with respect to the Registrant.(2)

      (i)(2) Consent of Husch Blackwell Sanders LLP with respect to Post-Effective Amendment No. 3.(4)

      (j) Consent of Briggs, Bunting & Dougherty, LLP with respect to Post-Effective Amendment No. 3.(4)

      (k) Not applicable.

      (l) Initial Subscription Agreement.(2)

      (m) Distribution Plans under Rule 12b-1 for the DGHM All-Cap Value
      Fund.(2)

      (n) Rule 18f-3 Multi-Class Plan of the Registrant.(2)

      (o) Reserved.

      (p)(1) Code of Ethics for the Registrant.(2)

      (p)(2) Code of Ethics for the Dalton, Greiner, Hartman, Maher & Co.,
      LLC.(3)

      (q) Copy of Powers of Attorney.(4)

--------

1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed October 3, 2006 (File No. 333-137775).

2. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on May 29, 2007 (File No. 333-137775).

3. Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on June 30, 2008 (File No. 333-137775).

4. Filed herewith.


ITEM 24. Persons Controlled by or Under Common Control with the Registrant.

      No person is controlled by or under common control with the Registrant.

ITEM 25.   Indemnification

      Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

           "Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

           Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

           "Article VII. Section 3. Indemnification.
            ----------------------  ---------------

           (a) Subject to the exceptions and limitations contained in Subsection
      (b) below:

                (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

                (ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b) No indemnification shall be provided hereunder to a Covered
      Person:

                (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

           (d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

           (e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption."

      In addition, the Registrant has entered into an Investment Advisory Agreement with Dalton, Greiner, Hartman, Maher & Co., LLC and a Principal Underwriter Agreement with First Dominion Capital Corp. These agreements provide indemnification for those entities and their respective affiliates. The personnel of such service providers may serve as trustees and officers of the Registrant.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 26.   Business and other Connections of the Investment Advisor.

      The description of Dalton, Greiner, Hartman, Maher & Co., LLC is found under the caption of "Management of the Fund - Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers - Investment Advisor" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. Dalton, Greiner, Hartman, Maher & Co., LLC provides investment advisory services to persons or entities other than the Registrant, including individual managed accounts, hedge funds, pension and profit sharing plans, charitable organizations, other corporations and state and municipal entities.

Item 27.   Principal Underwriters.

      (a) First Dominion Capital Corp. also acts as underwriter to World Funds, Inc., The World Insurance Trust and World Funds Trust.

      (b) First Dominion Capital Corp.

      The information required by this Item 27(b) with respect to each director, officer or partner of First Dominion Capital Corp. is incorporated herein by reference to Schedule A of Form BD, filed by First Dominion Capital Corp. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

       (c) Not applicable.


ITEM 28.   Location of Accounts and Records.

      The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

      (a) Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, New York 10017 (records relating to its function as investment adviser to the DGHM All-Cap Value Fund).

      (b) U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian for the DGHM All-Cap Value Fund).

      (d) Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as transfer agent to the DGHM All-Cap Value Fund).

      (e) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as administrator to the DGHM All-Cap Value Fund).

      (f) First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the DGHM All-Cap Value Fund).

      (g) Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting services agent for the DGHM All-Cap Value Fund).

Item 29.   Management Services.

      There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

      None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 29th day of June 2009.


                              DGHM INVESTMENT TRUST

                          By: * /s/ Karen Shupe
                               ---------------
                                  Karen Shupe, Secretary


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

           *                            June 29, 2009
-------------------------------
Jeffrey C. Baker, Trustee and President



           *                            June 29, 2009
-------------------------------
Jack E. Brinson, Trustee



           *                            June 30, 2009
-------------------------------
Thomas F. Gibson, Treasurer



           *                            June 29, 2009
-------------------------------
Theo H. Pitt, Jr., Trustee


By: * /s/ Karen Shupe                     June 29, 2009
    --------------------------------
   Karen Shupe, Attorney-in-Fact and Secretary

                               INDEX TO EXHIBITS


  EXHIBIT NO.    DESCRIPTION

      (e)        Principal Underwriter Agreement

     (h)(1)      Administrative Services Agreement

     (h)(2)      Transfer Agency and Services Agreement

     (h)(3)      Accounting Services Agreement

     (h)(4)      Expense Limitation Agreement

     (i)(2)      Consent of Husch Blackwell Sanders LLP

      (j)        Consent of Briggs, Bunting & Dougherty, LLP

      (q)        Powers of Attorney